EXECUTION COPY
EXHIBIT 10.4.4

AMENDMENT NO. 3
to
CREDIT AGREEMENT
BY AND AMONG
CRICKET COMMUNICATIONS, INC
(AS LENDER)
AND
DENALI SPECTRUM LICENSE, LLC
(AS BORROWER)
AND
DENALI SPECTRUM, LLC
DENALI SPECTRUM OPERATIONS, LLC
DENALI SPECTRUM LICENSE SUB, LLC
(AS GUARANTORS)
Dated as of March 6, 2008

AMENDMENT NO. 3 TO CREDIT AGREEMENT
     AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 6, 2008, among CRICKET COMMUNICATIONS, INC., a Delaware corporation (“Cricket”) (as Lender), DENALI SPECTRUM LICENSE, LLC, a Delaware limited liability company (the “License Company”) (as Borrower), DENALI SPECTRUM, LLC, a Delaware limited liability company (“Denali Spectrum”), DENALI SPECTRUM OPERATIONS, LLC, a Delaware limited liability company (“Operations Sub”) and DENALI SPECTRUM LICENSE SUB, LLC, a Delaware limited liability company (“License Sub”) (each of Denali Spectrum, Operations Sub and License Sub, a “Guarantor” and collectively, the “Guarantors”).
RECITALS
     WHEREAS, Cricket, the License Company and Denali Spectrum entered into that certain Credit Agreement by and among Cricket Communications, Inc., Denali Spectrum License, LLC and Denali Spectrum, LLC, dated as of July 13, 2006 and as amended by Amendment No. 1 to Credit Agreement, dated as of September 28, 2006 and Amendment No. 2 to Credit Agreement dated as of April 16, 2007 (collectively, the “Credit Agreement”);
     WHEREAS, Operations Sub and License Sub each entered into a Borrower Subsidiary Guaranty with Cricket, dated as of November 20, 2006, thereby becoming a guarantor of the License Company’s obligations under the Credit Agreement;
     WHEREAS, Cricket, the License Company, Denali Spectrum, Operations Sub and License Sub desire to further amend the Credit Agreement as set forth herein; and
     WHEREAS, the parties agree that no regulatory approval of this Amendment No. 3 to Credit Agreement is required.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
     Section 1. Paragraph (c) of the definition of “Permitted Lien” is hereby amended by replacing the amount “$1,000,000” with the amount “$7,500,000”.
     Section 2. Section 6.9(b) of the Credit Agreement is hereby amended by replacing the amount “$5.0 million” with the amount “$20.0 million”.
     Section 3. Section 6.9(h) of the Credit Agreement is hereby amended by replacing the amount “$2.5 million” with the amount “$5.0 million”.
     Section 4. Except as expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with its terms.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 3 to Credit Agreement, or have caused it to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

CRICKET COMMUNICATIONS, INC.,
as Lender

By:	/s/ S. DOUGLAS HUTCHESON

Name:	S. Douglas Hutcheson
Title:	CEO

DENALI SPECTRUM LICENSE, LLC, as Borrower

By	Denali Spectrum, LLC
Its sole member

By	Denali Spectrum Manager, LLC
Its Manager

By	Doyon, Limited,
Its Manager

By:	/s/ JAMES MERY

Name: Title:	James Mery Interim President/CEO

DENALI SPECTRUM, LLC, as Guarantor

By	Denali Spectrum Manager, LLC Its Manager

By	Doyon, Limited, Its Manager

By:	/s/ JAMES MERY

Name: Title:	James Mery Interim President/CEO

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 3 to Credit Agreement, or have caused it to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

DENALI SPECTRUM OPERATIONS, LLC, as Guarantor			DENALI SPECTRUM LICENSE SUB, LLC, as Guarantor

By	Denali Spectrum License, LLC,		By	Denali Spectrum License, LLC,
	Its sole member			Its sole member

By	Denali Spectrum, LLC,		By	Denali Spectrum, LLC,
	Its sole member			Its sole member

By	Denali Spectrum Manager, LLC,	,	By	Denali Spectrum Manager, LLC,
	Its Manager			Its Manager

By	Doyon, Limited,		By	Doyon, Limited,
	Its Manager			Its Manager

By:	/s/ JAMES MERY	By:	/s/ JAMES MERY

Name:	James Mery	Name:	James Mery
Title:	Interim President/CEO	Title:	Interim President/CEO

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